UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2026

GLOBAL INTERACTIVE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41763	88-1368281
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

160, Yeouiseo-ro, Yeongdeungpo-gu
Seoul, Republic of Korea	07231
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +82-2-2564-8588

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GITS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 21, 2026, Global Interactive Technologies, Inc. (the “Company”) received a delinquency compliance alert notice (the “Notice”) from the Staff of the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) advising the Company that due to the Company’s failure to timely file its Quarterly Report on Form 10-Q for the period ended March 31, 2026 (the “Q1 2026 10-Q”) with the Securities and Exchange Commission (the “SEC”), the Company is not in compliance with Nasdaq’s continued listing requirements under Nasdaq Listing Rule 5250(c)(1) (the “Rule”), which requires the timely filing of all required periodic financial reports with the SEC.

As previously reported, on April 17, 2026, Nasdaq notified the Company that it no longer complied with the Rule as it had not yet filed its Annual Report on Form 10-K (“Form 10-K”) for the period ended December 31, 2025 (“Initial Delinquent Filing”). As of the receipt of the Notice, the Company’s Form 10-K had not been filed with the SEC. As a result, any additional Staff exception to allow the Company to regain compliance with all delinquent filings is limited to a maximum of 180 calendar days from the due date of the Initial Delinquent Filing, or October 12, 2026. Additionally, the Company must submit an update by no later than June 22, 2026 to its original plan to regain compliance with respect to the filing requirement. The Company intends to submit an update to its plan of compliance to Nasdaq no later than June 22, 2026.

On May 22, 2026, the Company issued a press release announcing the Company’s receipt of the Notice. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Forward-Looking Statements

Certain statements made in this Form 8-K constitute forward-looking statements within the meaning of the federal securities laws. All statements contained in this report that do not relate to matters of historical fact should be considered forward-looking statements. For example, forward-looking statements include, without limitation, statements regarding the Company’s anticipated submission of its update to its original plan of compliance. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees and are subject to risks described from time to time in the Company’s periodic filings with the SEC. The forward-looking statements included in this report are made only as of the date of this Form 8-K, and, unless otherwise required by applicable law, the Company assumes no obligation to update any forward-looking statements, and expressly disclaims any obligation to do so, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release
104	Cover Page Interactive Data (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Interactive Technologies, Inc.

	By:	/s/ Taehoon Kim
Date: May 22, 2026	Name:	Taehoon Kim
	Title:	Chief Executive Officer